Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ioWorldMedia, Incorporated, a Florida corporation (the “ Company ”), on Form 10-Q for the quarterly period ending September 30, 2012 as filed with the Securities and Exchange Commission (the “ Report ”), I, Thomas Bean, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas J. Bean
Thomas Bean
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)
Date: November 13, 2012